Quarterly Financial Supplement ——————————— Second Quarter 2026 The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. All dollar amounts are presented in millions except for per share amounts. Exhibit 99.2

Financial Results Financial Highlights 3 Consolidated Statements of Operations (GAAP) 4 Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings Attributable to Common Shareholders 5 Adjusted Net Earnings - Significant Income and Expense Items 6 Adjusted Return on Assets 7 Assets Under Management Rollforward and Average Assets Under Management 8 Interest and Investment Income and Yield 8 Consolidated Balance Sheets (GAAP) 9 Capitalization 10 Return on Equity Attributable to Common Shareholders 10 Investment Summary Summary of Invested Assets by Asset Class 11 Credit Quality of Core Fixed Income, Public Structured and Private Origination Securities 12 Product Summary GAAP Net Reserve Summary 14 Annuity Account Balance Rollforward 14 Annuity Liability Characteristics 15 Top 5 Reinsurers 15 Additional Information Ratings Overview 16 Shareholder Information 17 Non-GAAP Reconciliations 18 Non-GAAP Measures Definitions 21 F&G Annuities & Life, Inc. Financial Supplement - June 30, 2026 2

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

Financial Highlights

	Three months ended					Six months ended	
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
SELECTED CONSOLIDATED STATEMENT OF OPERATIONS DATA							
Net earnings (loss) attributable to F&G	$ (76)	$ 248	$ 128	$ 118	$ 40	$ 172	$ 19
Net earnings (loss) attributable to common shareholders	(81)	244	124	114	35	163	10
Net earnings (loss) attributable to common shareholders per diluted share [2]	(0.62)	1.78	0.92	0.85	0.26	1.24	0.08
Weighted-average diluted shares outstanding (in millions)	130	139	139	139	134	131	131
RELATED NON-GAAP MEASURES [1]							
Adjusted net earnings attributable to common shareholders	85	110	123	165	103	195	194
Adjusted net earnings attributable to common shareholders per diluted share [2]	0.65	0.82	0.91	1.22	0.77	1.49	1.48
Adjusted weighted-average diluted shares outstanding (in millions)	130	139	139	139	134	131	131
Adjusted return on assets attributable to common shareholders	0.68%	0.76%	0.87%	0.87%	0.71%	0.68%	0.71%
Adjusted return on average common shareholder equity, excluding AOCI	8.0%	8.4%	8.2%	8.8%	8.8%	8.0%	8.8%
SELECTED CONSOLIDATED BALANCE SHEET DATA							
Total assets	103,592	101,031	98,430	96,137	91,816	103,592	91,816
Total liabilities	98,898	96,282	93,513	91,197	87,259	98,898	87,259
Total equity	4,694	4,749	4,917	4,940	4,557	4,694	4,557
Total equity, excluding AOCI	6,352	6,592	6,405	6,316	6,227	6,352	6,227
Common shares outstanding (in millions)	131	134	136	135	135	131	135
RELATED NON-GAAP MEASURES [1]							
Total F&G equity attributable to common shareholders, excluding AOCI	6,017	6,232	6,042	5,950	5,858	6,017	5,858
Book value per common share	33.27	32.75	33.49	33.88	31.02	33.27	31.02
Book value per common share, excluding AOCI	45.93	46.51	44.43	44.07	43.39	45.93	43.39
Assets under management ("AUM")	55,868	56,436	57,574	56,647	55,565	55,868	55,565
Average assets under management ("AAUM") YTD	56,939	57,905	55,384	54,870	54,521	56,939	54,521
AUM before reinsurance	74,687	74,454	73,090	71,430	69,161	74,687	69,161
SALES [1]							
Indexed annuities ("FIA/RILA")	$ 1,744	$ 1,579	$ 1,876	$ 1,665	$ 1,701	$ 3,323	$ 3,162
Indexed universal life ("IUL")	42	44	53	41	53	86	96
Pension risk transfer ("PRT")	232	317	832	538	445	549	756
Subtotal: Core sales	2,018	1,940	2,761	2,244	2,199	3,958	4,014
Fixed rate annuities ("MYGA")	101	183	356	969	1,907	284	2,469
Funding agreements ("FABN/FHLB")	600	1,050	275	1,025	—	1,650	525
Subtotal: Opportunistic sales [3]	701	1,233	631	1,994	1,907	1,934	2,994
Gross sales	2,719	3,173	3,392	4,238	4,106	5,892	7,008
Sales attributable to flow reinsurance to third parties [4]	(1,255)	(928)	(1,088)	(1,438)	(1,362)	(2,183)	(2,083)
Net sales	$ 1,464	$ 2,245	$ 2,304	$ 2,800	$ 2,744	$ 3,709	$ 4,925

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] For time periods when preferred stock is dilutive, the weighted average number of diluted shares includes assumed issuance of common shares upon conversion of the preferred stock; additionally, the preferred stock dividends are not deducted from net earnings (loss) or adjusted net earnings (loss).
[3] Opportunistic sales volumes fluctuate quarter to quarter depending on economics and market opportunity as we prioritize allocating capital to the highest return opportunities.
[4] Sales attributable to flow reinsurance to third parties includes the reinsurance sidecar.

3

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

Consolidated Statements of Operations (GAAP)

	Three months ended					Six months ended	
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Revenues							
Life insurance premiums and other fees	$ 394	$ 479	$ 987	$ 711	$ 608	$ 873	$ 1,097
Interest and investment income	718	723	741	748	682	1,441	1,348
Owned distribution revenues	19	17	26	24	23	36	39
Recognized gains and (losses), net	290	(32)	11	211	51	258	(212)
Total revenues	1,421	1,187	1,765	1,694	1,364	2,608	2,272
Benefits and expenses							
Benefits and other changes in policy reserves	1,149	484	1,265	1,181	993	1,633	1,517
Market risk benefit losses (gains)	32	73	19	43	(4)	105	105
Depreciation and amortization	175	173	174	180	158	348	311
Personnel costs	77	60	70	79	77	137	144
Other operating expenses	41	33	35	38	42	74	83
Interest expense	41	41	41	42	41	82	81
Total benefits and expenses	1,515	864	1,604	1,563	1,307	2,379	2,241
Earnings (loss) before income taxes	(94)	323	161	131	57	229	31
Income tax expense (benefit)	(19)	74	31	11	15	55	10
Net earnings (loss)	(75)	249	130	120	42	174	21
Less: Non-controlling interests	1	1	2	2	2	2	2
Net earnings (loss) attributable to F&G	(76)	248	128	118	40	172	19
Less: Preferred stock dividend	5	4	4	4	5	9	9
Net earnings (loss) attributable to F&G common shareholders	$ (81)	$ 244	$ 124	$ 114	$ 35	$ 163	$ 10
Net earnings (loss) attributable to F&G common shareholders per common share							
Basic	$ (0.62)	$ 1.83	$ 0.93	$ 0.86	$ 0.26	$ 1.24	$ 0.08
Diluted	$ (0.62)	$ 1.78	$ 0.92	$ 0.85	$ 0.26	$ 1.24	$ 0.08
Weighted average common shares used in computing net earnings (loss) per common share							
Basic	130	133	133	133	133	131	130
Diluted	130	139	139	139	134	131	131

4

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings Attributable to Common Shareholders [1,2]

	Three months ended					Six months ended	
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Net earnings (loss) attributable to F&G	$ (76)	$ 248	$ 128	$ 118	$ 40	$ 172	$ 19
Non-GAAP adjustments							
Recognized (gains) and losses, net							
Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets	137	34	7	10	12	171	27
Change in allowance for expected credit losses	(8)	(1)	14	(1)	19	(9)	41
Change in fair value of reinsurance related embedded derivatives	30	(219)	(23)	60	61	(189)	102
Change in fair value of other derivatives and embedded derivatives	31	23	6	(1)	(13)	54	(62)
Recognized (gains) losses, net	190	(163)	4	68	79	27	108
Market related liability adjustments	(10)	(37)	(22)	(37)	(16)	(47)	87
Purchase price amortization	15	15	18	29	18	30	33
Transaction costs, other and non-recurring items	14	5	1	6	8	19	9
Non-controlling interest	(2)	(2)	(3)	(2)	(2)	(4)	(4)
Income taxes adjustment	(41)	48	1	(13)	(19)	7	(49)
Adjusted net earnings	90	114	127	169	108	204	203
Less: Preferred stock dividend	5	4	4	4	5	9	9
Adjusted net earnings attributable to common shareholders [1,2]	$ 85	$ 110	$ 123	$ 165	$ 103	$ 195	$ 194
Adjusted net earnings per common share							
Diluted	$ 0.65	$ 0.82	$ 0.91	$ 1.22	$ 0.77	$ 1.49	$ 1.48
Weighted average common shares used in computing adjusted net earnings per common share							
Diluted	130	139	139	139	134	131	131

[1] Refer to "Non-GAAP Measures Definitions" in the additional information section.
[2] Refer to Adjusted Net Earnings - Significant Income and Expense Items on page 6.

5

Adjusted Net Earnings - Significant Income and Expense Items ¹ ² Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes. Three months ended June 30, 2026 Adjusted net earnings of $85 million for the three months ended June 30, 2026. Investment income from alternative investments was $49 million below management's long-term expected return.³ March 31, 2026 Adjusted net earnings of $110 million for the three months ended March 31, 2026 included expense from $5 million of investment and other income true-up adjustments. Investment income from alternative investments was $44 million below management's long-term expected return. December 31, 2025 Adjusted net earnings of $123 million for the three months ended December 31, 2025. Investment income from alternative investments was $51 million below management's long-term expected return. September 30, 2025 Adjusted net earnings of $165 million for the three months ended September 30, 2025 included income from $10 million tax valuation allowance benefit and $4 million of actuarial reserve release. Investment income from alternative investments was $53 million below management's long-term expected return. June 30, 2025 Adjusted net earnings of $103 million for the three months ended June 30, 2025. Investment income from alternative investments was $67 million below management's long-term expected return. Six months ended June 30, 2026 Adjusted net earnings of $195 million for the six months ended June 30, 2026 included expense from $5 million of investment and other income true-up adjustments. Investment income from alternative investments was $93 million below management's long-term expected return. June 30, 2025 Adjusted net earnings of $194 million for the six months ended June 30, 2025 included income from a $16 million reinsurance true-up adjustment. Investment income from alternative investments was $112 million below management's long-term expected return. ¹ Refer to Reconciliation of net earnings (loss) to adjusted net earnings attributable to common shareholders on page 5. ² Effective January 1, 2026, our presentation of investment income from alternative investments does not include fixed income assets. Prior periods are presented on a comparable basis to reflect the new definition of investment income from alternative investments. ³ Management's current long-term expected return is approximately 12%. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2026 6

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

Adjusted Return on Assets [1]

	Annualized year to date				
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Adjusted interest and investment income	$ 2,884	$ 2,944	$ 2,813	$ 2,765	$ 2,674
Cost of funds	(1,980)	(1,984)	(1,773)	(1,724)	(1,708)
Product margin	904	960	1,040	1,041	966
Flow reinsurance fee income	66	64	56	55	54
Owned distribution margin	40	36	47	45	42
Expenses (operating, interest and taxes)	(602)	(604)	(644)	(645)	(656)
Adjusted net earnings	$ 408	$ 456	$ 499	$ 496	$ 406
Less: Preferred stock dividend	18	16	17	17	18
Adjusted net earnings attributable to common shareholders (A)	$ 390	$ 440	$ 482	$ 479	$ 388
AAUM YTD (B)	56,939	57,905	55,384	54,870	54,521

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Adjusted interest and investment income	5.07 %	5.08 %	5.08 %	5.04 %	4.90 %
Cost of funds	(3.48)%	(3.42)%	(3.20)%	(3.14)%	(3.13)%
Product margin	1.59 %	1.66 %	1.88 %	1.90 %	1.77 %
Flow reinsurance fee income	0.12 %	0.11 %	0.10 %	0.10 %	0.10 %
Owned distribution margin	0.07 %	0.06 %	0.08 %	0.08 %	0.08 %
Expenses (operating, interest and taxes)	(1.07)%	(1.04)%	(1.16)%	(1.18)%	(1.21)%
Adjusted return on assets	0.71 %	0.79 %	0.90 %	0.90 %	0.74 %
Less: Preferred stock dividend	0.03 %	0.03 %	0.03 %	0.03 %	0.03 %
Adjusted return on assets attributable to common shareholders (A/B)	0.68 %	0.76 %	0.87 %	0.87 %	0.71 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.

7

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

Assets Under Management Rollforward and Average Assets Under Management [1]

	Three months ended					Six months ended	
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
AUM at beginning of period	$ 56,436	$ 57,574	$ 56,647	$ 55,565	$ 54,546	$ 57,574	$ 53,817
Net new business asset flows	233	1,364	1,660	2,269	1,763	1,597	3,553
Net flow reinsurance to third parties	(801)	(688)	(733)	(1,187)	(744)	(1,489)	(1,486)
Net inforce reinsurance to third parties	—	(1,814)	—	—	—	(1,814)	(653)
Net capital transaction proceeds (disbursements)	—	—	—	—	—	—	334
AUM at end of period	$ 55,868	$ 56,436	$ 57,574	$ 56,647	$ 55,565	$ 55,868	$ 55,565
AAUM YTD	$ 56,939	$ 57,905	$ 55,384	$ 54,870	$ 54,521	$ 56,939	$ 54,521
AUM before reinsurance	$ 74,687	$ 74,454	$ 73,090	$ 71,430	$ 69,161	$ 74,687	$ 69,161

Interest and Investment Income and Yield [1]

	Three months ended					Six months ended	
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Adjusted interest and investment income [2]	$ 706	$ 736	$ 739	$ 737	$ 672	$ 1,442	$ 1,337
AAUM QTD	56,083	57,905	56,986	55,654	55,170	56,939	54,521
Yield on AAUM	5.04 %	5.08 %	5.19 %	5.29 %	4.87 %	5.07 %	4.90 %
Less: Alternatives investment income (including short term mark-to-market) [3,6]	59	86	82	76	45	145	84
Less: Variable investment income [4,6]	7	8	7	24	6	15	25
Fixed income and other net investment income [2,5,6]	$ 640	$ 642	$ 650	$ 637	$ 621	$ 1,282	$ 1,228
AAUM QTD, excluding alternative investments	52,135	53,764	52,762	51,628	51,479	52,882	51,167
Yield on AAUM, excluding alternative investments and variable investment income [6]	4.91 %	4.77 %	4.93 %	4.93 %	4.83 %	4.84 %	4.80 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.
[2] Reflects interest and investment income on an adjusted net earnings basis.
[3] Comprised of alternative investment income, which includes mark-to-market movement that is reflected in adjusted net earnings, from certain limited partnerships and other equity interests, including limited liability corporations classified as investments in unconsolidated affiliates and certain company owned life insurance ("COLI") classified as other long-term investments.
[4] Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation redemption gains and other miscellaneous investment income.
[5] Includes interest and investment income from fixed maturity securities, mortgage loans, equity securities, short-term investments, and long-term investments.
[6] Effective January 1, 2026, our presentation of investment income from alternative investments does not include fixed income assets. Prior periods are presented on a comparable basis to reflect the new definition of investment income from alternative investments.

8

Consolidated Balance Sheets (GAAP) Assets June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 Investments Fixed maturity securities available for sale, at fair value, net of allowance $ 52,228 $ 52,361 $ 52,700 $ 51,601 $ 50,193 Fixed maturity securities, at fair value under fair value option 94 93 — — — Equity securities, at fair value 293 336 341 352 341 Derivative investments 1,305 889 1,148 1,222 931 Mortgage loans, net of allowance 9,265 8,459 7,891 7,391 6,940 Investments in unconsolidated affiliates 5,065 5,013 4,878 4,731 4,301 Other long-term investments 1,315 1,288 1,294 1,022 998 Policy loans 171 157 147 136 125 Short-term investments 545 992 1,043 910 760 Total investments $ 70,281 $ 69,588 $ 69,442 $ 67,365 $ 64,589 Cash and cash equivalents 2,103 1,324 1,486 2,189 1,884 Reinsurance recoverable, net of allowance 20,876 19,975 17,545 16,843 15,777 Goodwill 2,124 2,124 2,180 2,180 2,179 Prepaid expenses and other assets 1,142 1,131 1,052 1,042 967 Other intangible assets, net 6,536 6,406 6,275 6,097 5,943 Market risk benefits asset 364 308 285 242 213 Income taxes receivable 81 78 83 67 6 Deferred tax asset, net 85 97 82 112 258 Total assets $ 103,592 $ 101,031 $ 98,430 $ 96,137 $ 91,816 Liabilities and Equity Contractholder funds $ 64,398 $ 63,474 $ 62,726 $ 61,798 $ 59,813 Future policy benefits 10,856 10,748 10,755 10,055 9,463 Market risk benefits liability 1,102 968 903 830 711 Accounts payable and accrued liabilities 2,846 2,367 2,701 2,696 2,568 Notes payable 2,239 2,238 2,237 2,236 2,235 Funds withheld for reinsurance liabilities 17,457 16,487 14,191 13,582 12,469 Total liabilities $ 98,898 $ 96,282 $ 93,513 $ 91,197 $ 87,259 Equity Preferred stock, at par value — — — — — Common stock, at par value — — — — — Additional paid-in-capital 3,765 3,773 3,764 3,755 3,747 Retained earnings 2,665 2,778 2,568 2,478 2,394 Accumulated other comprehensive income (loss) ("AOCI") (1,658) (1,843) (1,488) (1,376) (1,670) Treasury stock (163) (69) (40) (33) (33) Total F&G Annuities & Life, Inc. shareholders' equity $ 4,609 $ 4,639 $ 4,804 $ 4,824 $ 4,438 Non-controlling interests 85 110 113 116 119 Total equity $ 4,694 $ 4,749 $ 4,917 $ 4,940 $ 4,557 Total liabilities and equity $ 103,592 $ 101,031 $ 98,430 $ 96,137 $ 91,816 F&G Annuities & Life, Inc. Financial Supplement - June 30, 2026 9

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

Capitalization [1]

	Three months ended				
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Notes payable	$ 2,239	$ 2,238	$ 2,237	$ 2,236	$ 2,235
Net issuance costs (premium)	31	32	33	34	35
Notes payable (aggregate principal amount) (A)	$ 2,270	$ 2,270	$ 2,270	$ 2,270	$ 2,270
Total equity	4,694	4,749	4,917	4,940	4,557
Less: AOCI	(1,658)	(1,843)	(1,488)	(1,376)	(1,670)
Total equity, excluding AOCI	$ 6,352	$ 6,592	$ 6,405	$ 6,316	$ 6,227
Total Capitalization, excluding AOCI (B)	$ 8,622	$ 8,862	$ 8,675	$ 8,586	$ 8,497
Debt-to-Capitalization, excluding AOCI (A/B)	26.3 %	25.6 %	26.2 %	26.4 %	26.7 %

Return on Equity Attributable to Common Shareholders [1]

	Twelve months ended				
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Net earnings (loss) attributable to common shareholders - rolling four quarters (C)	$ 401	$ 517	$ 248	$ 447	$ 323
Adjusted net earnings attributable to common shareholders - rolling four quarters (D)	483	501	482	502	493
Average F&G equity attributable to common shareholders - 5 point average (E)	4,413	4,364	4,226	4,134	3,901
Less: Average AOCI - 5 point average	(1,607)	(1,622)	(1,638)	(1,587)	(1,702)
Average F&G equity attributable to common shareholders, excluding AOCI - 5 point average (F)	$ 6,020	$ 5,986	$ 5,864	$ 5,721	$ 5,603
Return on average common shareholder equity (C/E)	9.1 %	11.8 %	5.9 %	10.8 %	8.3 %
Adjusted return on average common shareholder equity, excluding AOCI (D/F)	8.0 %	8.4 %	8.2 %	8.8 %	8.8 %

[1] Refer to "Non-GAAP Reconciliations" and "Non-GAAP Measures Definitions" in the additional information section.

10

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

Summary of Invested Assets by Asset Class [1] [2]

	June 30, 2026			December 31, 2025		
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Core fixed income securities						
Government related						
United States municipalities, states and territories	$ 1,411	$ 1,207	2 %	$ 1,469	$ 1,267	2 %
United States government and sponsored entities	319	315	1 %	520	514	1 %
Foreign governments	230	200	— %	233	206	— %
Subtotal, government related	$ 1,960	$ 1,722	3 %	$ 2,222	$ 1,987	3 %
Public corporate securities						
Finance, insurance and real estate	5,459	5,013	9 %	6,860	6,436	12 %
Services, media and other	4,682	3,924	7 %	4,647	3,909	7 %
Wholesale and retail trade	3,125	2,744	5 %	3,130	2,741	5 %
Utilities, energy and related sectors	3,224	2,826	5 %	2,825	2,417	4 %
Manufacturing, construction and mining	975	860	2 %	1,145	1,029	2 %
Subtotal, public corporate	$ 17,465	$ 15,367	28 %	$ 18,607	$ 16,532	30 %
Total core fixed income securities	$ 19,425	$ 17,089	31 %	$ 20,829	$ 18,519	33 %
Public structured securities						
Collateral loan obligations ("CLO")	3,919	3,912	7 %	4,765	4,794	9 %
Commercial mortgage-backed securities ("CMBS")	3,412	3,276	6 %	3,950	3,833	7 %
Residential mortgage-backed securities ("RMBS")	1,576	1,555	3 %	1,724	1,717	3 %
Asset-backed securities ("ABS")	1,185	1,157	2 %	1,294	1,276	2 %
Total public structured securities	$ 10,092	$ 9,900	18 %	$ 11,733	$ 11,620	21 %
Private origination						
Corporate lending	6,741	6,698	12 %	6,596	6,608	12 %
Infrastructure	2,009	1,985	4 %	1,756	1,734	3 %
Real estate	1,689	1,574	3 %	1,251	1,163	2 %
Consumer financing	1,142	1,079	2 %	1,260	1,206	2 %
Commercial financing	446	409	1 %	512	483	1 %
Other	230	242	— %	243	250	— %
Total private origination	$ 12,257	$ 11,987	22 %	$ 11,618	$ 11,444	20 %
Mortgage loans						
Commercial mortgage loans ("CML")	2,586	2,389	4 %	2,500	2,308	4 %
Residential mortgage loans ("RML")	4,922	4,630	9 %	4,377	4,158	8 %
Total mortgage loans	$ 7,508	$ 7,019	13 %	$ 6,877	$ 6,466	12 %
Other securities						
Cash and cash equivalents and short-term investments	2,109	2,109	4 %	1,828	1,828	3 %
Other securities [3]	2,200	2,525	5 %	2,100	2,366	4 %
Total other securities	$ 4,309	$ 4,634	9 %	$ 3,928	$ 4,194	7 %
Fixed income and other securities	$ 53,591	$ 50,629	93 %	$ 54,985	$ 52,243	93 %
Alternative investments						
Limited partnerships	2,840	2,855	5 %	2,922	2,935	5 %
Other alternative equity interests	1,215	1,215	2 %	1,201	1,201	2 %
Total alternative investments	$ 4,055	$ 4,070	7 %	$ 4,123	$ 4,136	7 %
Total investments, retained	57,646	54,699	100 %	59,108	56,379	100 %
FWH investments [4]	17,401	17,136		14,145	14,107	
Total investments	$ 75,047	$ 71,835		$ 73,253	$ 70,486	

[1] Asset duration of 4.7 years and 4.5 years vs. liability duration of 5.1 years and 5.2 years for the periods ending June 30, 2026 and December 31, 2025, respectively.
[2] Effective 2Q 2026, our presentation of the summary of invested assets has been recast to align with the investor presentations. Prior periods are presented on a comparable basis.
[3] Reflects owned distribution investments, other equity interests, derivatives and certain company owned life insurance (COLI).
[4] Includes assets which represent funds withheld backing reserves as part of coinsurance with funds withheld reinsurance arrangements on a US GAAP basis, that exclude Kubera. In contrast, Kubera is considered a funds withheld reinsurance arrangement on a US Statutory reporting basis.

11

Interest and Investment Income June 30, 2026 December 31, 2025 Interest and investment income (year to date and net of amounts attributable to funds withheld reinsurance agreements): Interest and investment income - fixed income and other 1,281 89% 2,539 89 % Interest and investment income - alternatives 145 10% 242 9 % Interest and investment income - variable 15 1% 56 2 % Total US GAAP interest and investment income ¹ $ 1,441 100% $ 2,837 100% ¹ Refer to "Non-GAAP Reconciliations" in the additional information section for further information. Credit Quality of Core Fixed Income Securities ² June 30, 2026 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 9,809 58 % BBB 2 6,878 40 % BB 3 366 2 % B 4 36 — % CCC 5 — — % CC and lower 6 — — % Total $ 17,089 100 % Credit Quality of Public Structured Securities - CLO ² June 30, 2026 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 2,295 59 % BBB 2 1,613 41 % BB 3 — — % B 4 — — % CCC 5 — — % CC and lower 6 4 — % Total $ 3,912 100% ² Net of amounts attributable to funds withheld reinsurance agreements. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2026 12

Credit Quality of Public Structured Securities - CMBS & RMBS ² June 30, 2026 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 4,123 85 % BBB 2 464 10 % BB 3 120 2 % B 4 60 1 % CCC 5 35 1 % CC and lower 6 29 1 % Total $ 4,831 100 % Credit Quality of Public Structured Securities - ABS ² June 30, 2026 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 756 65 % BBB 2 400 35 % BB 3 1 — % B 4 — — % CCC 5 — — % CC and lower 6 — — % Total $ 1,157 100 % Credit Quality of Private Origination ² June 30, 2026 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 7,843 65 % BBB 2 3,179 27 % BB 3 572 5 % B 4 338 3 % CCC 5 10 — % CC and lower 6 45 — % Total $ 11,987 100% ² Net of amounts attributable to funds withheld reinsurance agreements. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2026 13

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

GAAP Net Reserve Summary [1]

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	Six months ended June 30, 2026	Six months ended June 30, 2025
Indexed annuities	$ 29,178	$ 28,925	$ 30,966	$ 30,831	$ 30,665	$ 29,178	$ 30,665
Fixed rate annuities	5,972	6,142	6,404	6,623	6,661	5,972	6,661
Single premium immediate annuity and other	1,468	1,483	1,521	1,555	1,549	1,468	1,549
Indexed universal and other life	3,544	3,380	3,304	3,203	3,053	3,544	3,053
Funding agreements	6,627	6,785	6,234	6,011	5,284	6,627	5,284
Pension risk transfer	8,327	8,192	8,125	7,375	6,785	8,327	6,785
Total product reserves	$ 55,116	$ 54,907	$ 56,554	$ 55,598	$ 53,997	$ 55,116	$ 53,997

Annuity Account Balance Rollforward [2]

	Three months ended					Six months ended	
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Annuity balances at beginning of period:	$ 33,980	$ 36,109	$ 36,174	$ 36,359	$ 35,281	$ 36,109	$ 35,553
Net deposits							
Indexed annuities	581	774	1,043	778	1,298	1,355	2,368
Fixed rate annuities	28	52	112	377	1,075	80	1,279
Total net deposits	609	826	1,155	1,155	2,373	1,435	3,647
Surrenders, withdrawals, deaths, etc.							
Indexed annuities	(1,024)	(1,034)	(1,121)	(1,106)	(1,109)	(2,058)	(2,077)
Fixed rate annuities	(303)	(370)	(403)	(494)	(374)	(673)	(533)
Total surrenders, withdrawals, deaths, etc.	(1,327)	(1,404)	(1,524)	(1,600)	(1,483)	(2,731)	(2,610)
Net flows	(718)	(578)	(369)	(445)	890	(1,296)	1,037
Premium and interest bonuses	33	29	34	31	28	62	54
Fixed interest credited and index credits	408	298	327	276	216	706	469
Guaranteed product rider fees	(54)	(51)	(57)	(47)	(56)	(105)	(107)
Ceded inforce reinsurance transactions	—	(1,827)	—	—	—	(1,827)	(647)
Account balance at end of period	$ 33,649	$ 33,980	$ 36,109	$ 36,174	$ 36,359	$ 33,649	$ 36,359

[1] Periods prior to March 31, 2026 have been recast to reflect an update to include MRB assets, inclusive of reinsured MRB assets.
[2] The rollforward reflects the vested account balance of our indexed annuities and fixed rate annuities, net of reinsurance.

14

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

Annuity Liability Characteristics

	June 30, 2026	
Surrender Charge Percentages:	Fixed Rate Annuities Account Value	Indexed Annuities Account Value
No surrender charge	$ 367	$ 2,111
0.0% < 2.0%	18	464
2.0% < 4.0%	86	1,891
4.0% < 6.0%	762	2,985
6.0% < 8.0%	1,969	5,321
8.0% < 10.0%	2,438	8,686
10.0% or greater	—	6,551
	$ 5,640	$ 28,009

	June 30, 2026	
Credited Rate (Including Bonus Interest) vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Rate Annuities Account Value	Indexed Annuities Account Value
No differential	$ 373	$ 1,074
0.0% - 1.0%	51	727
1.0% - 2.0%	653	668
2.0% - 3.0%	774	586
3.0% - 4.0%	531	257
4.0% - 5.0%	2,895	1
5.0% - 6.0%	363	—
Allocated to index strategies	—	24,696
	$ 5,640	$ 28,009

Top 5 Reinsurers

		June 30, 2026			
		Financial Strength Rating			
Parent Company/Principal Reinsurers	Reinsurance Recoverable [1]	AM Best	S&P	Fitch	Moody's
Aspida [2]	$ 8,364	A-	—	—	—
Somerset Reinsurance Ltd.	6,213	A	BBB+	—	—
Everlake Life Insurance Company	1,877	A	—	—	—
Ancient Re Ltd.	1,711	—	—	—	—
Fort Greene Reinsurance SPC Limited	1,221	—	—	—	—

[1] Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.
[2] The balance includes Aspida Life Re Ltd. and Aspida Re Cayman Ltd.
'-' indicates not rated

15

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company and Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Senior Unsecured Notes Not Rated BBB- BBB- Baa3 Junior Subordinated Notes Not Rated BB BB Ba1 Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A A- A- A3 Outlook Stable Stable Stable Stable Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A A- A- Not Rated Outlook Stable Stable Stable F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable F&G Annuities & Life, Inc. Financial Supplement - June 30, 2026 16

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

Shareholder Information
NYSE: FG

History of Quarterly Common Stock Price	High	Low	Close
2025			
First Quarter	$ 47.04	$ 34.70	$ 36.05
Second Quarter	36.88	30.17	31.98
Third Quarter	35.50	30.01	31.27
Fourth Quarter	34.93	28.91	30.85
2026			
First Quarter	30.84	20.57	25.32
Second Quarter	29.47	24.03	26.59

History of Quarterly Cash Dividend to Common Shareholders	Ex-Dividend Date	Record Date	Payable Date	Amount per Share
2025				
First Quarter	3/14/2025	3/17/2025	3/31/2025	$ 0.22
Second Quarter	6/13/2025	6/16/2025	6/30/2025	$ 0.22
Third Quarter	9/15/2025	9/16/2025	9/30/2025	$ 0.22
Fourth Quarter	12/16/2025	12/17/2025	12/31/2025	$ 0.25
2026				
First Quarter	3/16/2026	3/17/2026	3/31/2026	$ 0.25
Second Quarter	6/15/2026	6/16/2026	6/30/2026	$ 0.25

Corporate Headquarters
F&G Annuities & Life, Inc.
801 Grand Avenue, Suite 2600
Des Moines, IA 50309

Investor Contact
Lisa Foxworthy-Parker
SVP, Investor and External Relations
Investor.relations@fglife.com
(515) 330-3307

Transfer Agent
Continental Stock Transfer and Trust Company
1 State Street, 30th Floor
New York, NY 10004
Phone: (212) 509-4000

FG Research Analyst Coverage
Alex Scott
Barclays Capital, Inc.
(212) 526-1561
alex.scott@barclays.com

Wilma Burdis
Raymond James
(727) 761-5166
wilma.burdis@raymondjames.com

FNF Research Analyst Coverage [1]
Tengwei Ma
Barclays Capital, Inc.
(212) 526-7965
terry.ma@barclayscapital.com

Mark DeVries
Deutsche Bank
(212) 250-4018
mark.devries@db.com

FNF Research Analyst Coverage [1] (cont.)
Geoffrey Dunn
Dowling & Partners
(860) 676-8600
dunn@dowling.com

Bose George
Keefe, Bruyette & Woods
(212) 887-3843
bgeorge@kbw.com

Oscar Nieves
Stephens, Inc.
(501) 377-8519
oscar.nieves@stephens.com

Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@truist.com

[1] Reflects research analyst coverage for parent Fidelity National Financial, Inc. (NYSE: FNF), which holds approximately 70% majority ownership stake in F&G (NYSE: FG).

17

Non-GAAP Reconciliations Three months ended Six months ended June 30, 2026 March 31, 2026 December 31, 2025 September 30, 2025 June 30, 2025 June 30, 2026 June 30, 2025 Reconciliation of interest and investment income to adjusted interest and investment income US GAAP interest and investment income $ 718 $ 723 $ 741 $ 748 $ 682 $ 1,441 $ 1,348 Adjustments Recognized (gains) losses, net (2) 10 1 (8) (5) 8 (4) Transaction costs, other and non-recurring items (7) 5 — — — (2) — Reclass of dividend income to owned distribution margin (3) (2) (3) (3) (5) (5) (7) Total adjustments to arrive at adjusted interest and investment income (12) 13 (2) (11) (10) 1 (11) Adjusted interest and investment income $ 706 $ 736 $ 739 $ 737 $ 672 $ 1,442 $ 1,337 Adjusted interest and investment income - fixed income and others $ 640 $ 642 $ 650 $ 637 $ 621 $ 1,282 $ 1,228 Adjusted interest and investment income - alternatives 59 86 82 76 45 145 84 Adjusted interest and investment income - variable 7 8 7 24 6 15 25 Adjusted interest and investment income $ 706 $ 736 $ 739 $ 737 $ 672 $ 1,442 $ 1,337 Reconciliation of benefits and expenses to cost of funds US GAAP life insurance premiums and other fees $ 394 $ 479 $ 987 $ 711 $ 608 $ 873 $ 1,097 US GAAP recognized gains and (losses), net 290 (32) 11 211 51 258 (212) US GAAP benefits and other changes in policy reserves (1,149) (484) (1,265) (1,181) (993) (1,633) (1,517) US GAAP market risk benefit gains (losses) (32) (73) (19) (43) 4 (105) (105) US GAAP depreciation and amortization (175) (173) (174) (180) (158) (348) (311) US GAAP line items subtotal (672) (283) (460) (482) (488) (955) (1,048) Adjustments Recognized (gains) losses, net 182 (170) 2 70 82 12 115 Market related liability adjustments (10) (37) (22) (37) (16) (47) 87 Purchase price amortization 14 14 17 24 15 28 29 Transaction costs, other and non-recurring items 20 — — — — 20 — Reclass of acquisition expenses from operating expenses (9) (3) (2) — (5) (12) (10) Reclass of affiliated DAC from owned distribution margin (2) (1) — — — (3) — Reclass of fee income to flow reinsurance fee income (17) (16) (15) (14) (14) (33) (27) Total adjustments to arrive at cost of funds 178 (213) (20) 43 62 (35) 194 Cost of funds $ (494) $ (496) $ (480) $ (439) $ (426) $ (990) $ (854) Cost of funds - cost of crediting $ (458) $ (460) $ (457) $ (443) $ (427) $ (918) $ (839) Cost of funds - surrender charge fee income 58 56 57 70 69 114 126 Cost of funds - all other (94) (92) (80) (66) (68) (186) (141) Cost of funds $ (494) $ (496) $ (480) $ (439) $ (426) $ (990) $ (854) F&G Annuities & Life, Inc. Financial Supplement - June 30, 2026 18

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

Non-GAAP Reconciliations (continued)

	Three months ended					Six months ended	
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Composition of flow reinsurance fee income							
Reclass of fee income from cost of funds	$ 17	$ 16	$ 15	$ 14	$ 14	$ 33	$ 27
Flow reinsurance fee income	$ 17	$ 16	$ 15	$ 14	$ 14	$ 33	$ 27
Reconciliation of owned distribution revenues to owned distribution margin							
US GAAP owned distribution revenues	$ 19	$ 17	$ 26	$ 24	$ 23	$ 36	$ 39
US GAAP non-controlling interest	(1)	(1)	(2)	(2)	(2)	(2)	(2)
US GAAP line items subtotal	18	16	24	22	21	34	37
Adjustments							
Non-controlling interest	(2)	(2)	(3)	(2)	(2)	(4)	(4)
Reclass of affiliated DAC to cost of funds	2	1	—	—	—	3	—
Reclass of owned distribution dividend income from interest and investment income	3	2	3	3	5	5	7
Reclass of owned distribution expenses from operating expenses	(10)	(8)	(11)	(10)	(10)	(18)	(19)
Total adjustments to arrive at owned distribution margin	(7)	(7)	(11)	(9)	(7)	(14)	(16)
Owned distribution margin	$ 11	$ 9	$ 13	$ 13	$ 14	$ 20	$ 21
Reconciliation of operating expenses							
US GAAP personnel costs	$ (77)	$ (60)	$ (70)	$ (79)	$ (77)	$ (137)	$ (144)
US GAAP other operating expenses	(41)	(33)	(35)	(38)	(42)	(74)	(83)
US GAAP line items subtotal	(118)	(93)	(105)	(117)	(119)	(211)	(227)
Adjustments							
Recognized (gains) losses, net	10	(3)	1	6	2	7	(3)
Purchase price amortization	1	1	1	5	3	2	4
Transaction costs, other and non-recurring items	1	—	1	6	8	1	10
Reclass of acquisition expenses to cost of funds	9	3	2	—	5	12	10
Reclass of expenses to owned distribution margin	10	8	11	10	10	18	19
Total adjustments to arrive at operating expenses	31	9	16	27	28	40	40
Operating expenses	$ (87)	$ (84)	$ (89)	$ (90)	$ (91)	$ (171)	$ (187)
Reconciliation of interest expense							
US GAAP interest expense	$ (41)	$ (41)	$ (41)	$ (42)	$ (41)	$ (82)	$ (81)
US GAAP line items subtotal	(41)	(41)	(41)	(42)	(41)	(82)	(81)
Adjustments							
Transaction costs, other and non-recurring items	—	—	—	—	—	—	(1)
Total adjustments to arrive at interest expense	—	—	—	—	—	—	(1)
Interest expense	$ (41)	$ (41)	$ (41)	$ (42)	$ (41)	$ (82)	$ (82)

19

F&G Annuities & Life, Inc.
Financial Supplement - June 30, 2026

Non-GAAP Reconciliations (continued)

	Three months ended					Six months ended	
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Reconciliation of income tax (expense) benefit to non-GAAP income tax (expense) benefit							
US GAAP income tax (expense) benefit	$ 19	$ (74)	$ (31)	$ (11)	$ (15)	$ (55)	$ (10)
Adjustments							
Income taxes on non-GAAP adjustments	(41)	48	1	(13)	(19)	7	(49)
Total adjustments to arrive at adjusted income tax (expense) benefit	(41)	48	1	(13)	(19)	7	(49)
Adjusted income tax (expense) benefit	$ (22)	$ (26)	$ (30)	$ (24)	$ (34)	$ (48)	$ (59)

						Six months ended	
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Reconciliation of total investments to AUM							
US GAAP total investments	$ 70,281	$ 69,588	$ 69,442	$ 67,365	$ 64,589	$ 70,281	$ 64,589
US GAAP cash and cash equivalents	2,103	1,324	1,486	2,189	1,884	2,103	1,884
Less: US GAAP derivative investments	1,305	889	1,148	1,222	931	1,305	931
US GAAP line items subtotal	71,079	70,023	69,780	68,332	65,542	71,079	65,542
Adjustments							
Net assets ceded pursuant to coinsurance funds withheld arrangements	(17,583)	(16,769)	(14,260)	(13,531)	(12,325)	(17,583)	(12,325)
Unrealized (gains)/losses and allowances adjustment	2,969	3,274	2,579	2,384	2,960	2,969	2,960
Owned distribution investments adjustment	(278)	(298)	(306)	(302)	(303)	(278)	(303)
Reclass from prepaid expenses and other assets [1]	760	879	812	830	759	760	759
Reclass from accounts payable and accrued liabilities [2]	(1,079)	(673)	(1,031)	(1,066)	(1,068)	(1,079)	(1,068)
Total adjustments to arrive at AUM	(15,211)	(13,587)	(12,206)	(11,685)	(9,977)	(15,211)	(9,977)
AUM	55,868	56,436	57,574	56,647	55,565	55,868	55,565
Reinsurance	18,819	18,018	15,516	14,783	13,596	18,819	13,596
AUM before reinsurance	$ 74,687	$ 74,454	$ 73,090	$ 71,430	$ 69,161	$ 74,687	$ 69,161
Reconciliation of total F&G Annuities & Life, Inc. shareholders' equity to total F&G equity attributable to common shareholders, excluding AOCI							
Total F&G Annuities & Life, Inc. shareholders' equity	$ 4,609	$ 4,639	$ 4,804	$ 4,824	$ 4,438	$ 4,609	$ 4,438
Less: Preferred stock	250	250	250	250	250	250	250
Total F&G equity attributable to common shareholders	4,359	4,389	4,554	4,574	4,188	4,359	4,188
Less: AOCI	(1,658)	(1,843)	(1,488)	(1,376)	(1,670)	(1,658)	(1,670)
Total F&G equity attributable to common shareholders, excluding AOCI	$ 6,017	$ 6,232	$ 6,042	$ 5,950	$ 5,858	$ 6,017	$ 5,858

[1] Includes accrued investment income, receivable for sale of investments and low income housing tax credit assets.
[2] Includes derivative collateral and payable for purchase of investments.

20

Non-GAAP Measures Definitions Non-GAAP Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings Attributable to Common Shareholders Adjusted net earnings attributable to common shareholders (ANE) is a non-GAAP economic measure used to evaluate financial performance each period. ANE eliminates the impact of specific items that are not indicative of the underlying economics of our business, including certain market volatility, asymmetrical and noneconomic accounting, nonrecurring items and other income and expense adjustments. These items are volatile in our reported GAAP earnings and are not indicative of the underlying profitability drivers reflected in the design and pricing of our products and/or our investment and hedging strategy, as such items fluctuate from period to period in a manner inconsistent with these drivers. ANE provides information to enhance an investor’s understanding of our results and underlying profitability drivers by removing the impact of short-term market volatility (i.e. recognized gains and losses, market risk benefits remeasurement gains and losses, derivative gains and losses), asymmetrical and non-economic accounting (i.e. derivatives and investment hedges that do not qualify for hedge accounting, deferred pension risk transfer deferred profit liability losses), and other adjustments. ANE is calculated by adjusting net earnings or loss attributable to common shareholders to eliminate: (i) Recognized gains and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effects of changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset and the change in fair value of liabilities recognized as a result of acquisition activities); (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other and “non-recurring,” “infrequent” or “unusual items”: Other adjustments include removing any charges associated with U.S. guaranty fund assessments as these charges neither relate to the ordinary course of the Company’s business nor reflect the Company’s underlying business performance, but result from external situations not controlled by the Company. Further, Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these items are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; (vi) Non-controlling interest on non-GAAP adjustments: the portion of the non-GAAP adjustments attributable to the equity interest of entities that F&G does not wholly own; and (vii) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. Recognized gains and losses are excluded from ANE as part of both adjustments (i) and (ii). As part of those two adjustments to ANE, all material recognized gains and losses are removed except for periodic settlements of interest rate swaps used to economically hedge our floating rate investments. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2026 21

Non-GAAP Measures Definitions (continued) Adjusted Weighted Average Diluted Shares Outstanding Adjusted weighted average diluted shares outstanding is the same as weighted average diluted shares outstanding except for periods in which our preferred stocks are calculated to be dilutive to either net earnings attributable to common shareholders or adjusted net earnings attributable to common shareholders, but not both, or there is a net earnings loss attributable to common shareholders on a GAAP basis, but positive adjusted net earnings attributable to common shareholders using the non-GAAP measure. The above exceptions are made to include relevant diluted shares when dilution occurs and exclude relevant diluted shares when dilution does not occur for adjusted net earnings attributable to common shareholders. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings attributable to common shareholders per Diluted Share Adjusted net earnings attributable to common shareholders per diluted share is calculated as adjusted net earnings plus preferred stock dividend (if the preferred stock has created dilution). This sum is then divided by the adjusted weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets attributable to Common Shareholders Adjusted return on assets attributable to common shareholders is calculated by dividing year-to-date annualized adjusted net earnings attributable to common shareholders by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, flow reinsurance fee income, owned distribution margin and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. Adjusted Return on Average Common Shareholder Equity, excluding AOCI Adjusted return on average common shareholder equity is calculated by dividing the rolling four quarters adjusted net earnings attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings. Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance assets ceded in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates, owned distribution and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Reinsurance AUM before Reinsurance is comprised of AUM plus flow reinsured assets, including certain block reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2026 22

Non-GAAP Measures Definitions (continued) Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets. Book Value per Common Share, excluding AOCI Book value per Common share, excluding AOCI is calculated as total F&G equity attributable to common shareholders divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average F&G common shareholder Equity, excluding AOCI Return on average F&G common shareholder equity, excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss) attributable to common shareholders, by total average F&G equity attributable to common shareholders, excluding AOCI. Average F&G equity attributable to common shareholders, excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization, excluding AOCI Total capitalization, excluding AOCI is based on total equity excluding the effect of AOCI and the total aggregate principal amount of debt. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Debt-to-Capitalization Ratio, excluding AOCI Debt-to-capitalization ratio is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity, excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity, excluding AOCI Total equity, excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Total F&G Equity attributable to common shareholders, excluding AOCI Total F&G equity attributable to common shareholder, excluding AOCI is based on total F&G Annuities & Life, Inc. shareholders' equity excluding the effect of AOCI and preferred stocks, including additional paid-in-capital. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Yield on AAUM Yield on AAUM is calculated by dividing annualized adjusted interest and investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - June 30, 2026 23